SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 16, 2000

                      THE FIRST NATIONAL BANK OF ATLANTA AS
                      TRANSFEROR AND SERVICER ON BEHALF OF
                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     ---------------------------------------
             (Exact name of Registrant as specified in its charter)

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     ---------------------------------------
                     (Issuer with respect to the securities)

   United States                     33-95714                22-2716130
      Deleware                     333-29495-01              22-2716130
      --------                     ------------            --------------
  (State or other                   (Commission           (I.R.S. Employer
  Jurisdiction of                  File Number)          Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events
               None.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
               See separate index to exhibits.

Exhibit No.    Document Description
         20    Monthly Servicer's Certificate

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)

  Dated: October 30, 2000           By:  Donald K. Truslow
                                    Title:  Comptroller

                           PARTNERS FIRST CREDIT CARD MASTER TRUST
                           ---------------------------------------
                                       (Co-Registrant)

  Dated: October 30, 2000         By:  THE FIRST NATIONAL BANK OF ATLANTA
                                  (Transferor and Servicer of the Co-Registrant)

                                  By:  Donald K. Truslow
                                  Title:  Comptroller

                                INDEX TO EXHIBITS

      Exhibit
       Number        Exhibit

         20          Monthly Servicer's Certificate